EXHIBIT 10.1


                            SECURITIES PURCHASE AGREEMENT


                    THIS SECURITIES PURCHASE AGREEMENT, dated as of February 2, 1999 (this "Agreement"), is entered into by and between AMERICAN ELECTROMEDICS CORP., a Delaware corporation, with headquarters located at 13 Columbia Drive, Suite 5, Amherst, New Hampshire 03031 (the "Company"), and the purchasers listed on Exhibit A attached hereto (each, a "Purchaser," and collectively, the "Purchasers").

                                 W I T N E S S E T H:

                    WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemptions from registration provided by Regulation D ("Regulation D") promulgated by the United States Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and/or Section 4(2) of the Securities Act; and

                    WHEREAS, the Purchasers wish to purchase, and the Company wishes to issue, upon the terms and subject to the conditions of this Agreement, up to 2,000 shares of Series B Convertible Preferred Stock, par value $.01 per share (the"Series B Preferred Stock"), having the rights, privileges and preferences set forth in the Certificate of Designations, the form of which is attached hereto as Exhibit B (the "Certificate of Designations"), together with Warrants (the "Warrants") to purchase up to 25,000 shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), pro rata with the purchase of the Series B Preferred Stock. The Series B Preferred Stock is convertible into shares of the Company's Common Stock on the terms set forth in the Certificate of Designations, and the Warrants may be exercised for the purchase of the Company's Common Stock, on the terms set forth therein. The Series B Preferred Stock and the Warrants are collectively referred to herein as the "Securities."

                    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1.   AGREEMENT TO PURCHASE; PURCHASE PRICE

                    A. PURCHASE. Each of the Purchasers hereby agrees to purchase from the Company up to the number of shares of Series B Preferred Stock, together with the number of Warrants set forth next to its name on Exhibit A hereto (the Series B Preferred Stock and the Warrants sometimes collectively, the "Securities"). The Certificate of Designations, in substantially the form attached hereto as Exhibit B, shall be filed with the Secretary of State of the State of Delaware on or prior to the Closing Date (as defined herein), and the Warrants shall be issued in substantially the form attached hereto as Exhibit C. The purchase price for the Securities shall be as set forth on Exhibit A hereto.


                    B. CLOSING. Up to 2,000 shares of the Series B Preferred Stock and associated Warrants to be purchased by the Purchasers hereunder, in definitive form, and in such denominations and registered in such names as the Purchasers or their representative, if any, may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company for the account of each such Purchaser, against payment by such Purchaser or on its behalf of the purchase price of $2,000,000 therefor by wire transfer to a separate escrow account maintained by Thelen Reid & Priest LLP for the benefit of the Company, all at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019 on February 2, 1999 or at such other time and date as the Purchasers or their representative, if any, and the Company may agree upon in writing, such date being referred to herein as the "Closing Date."

               2.   PURCHASER REPRESENTATIONS AND WARRANTIES.

                    Each Purchaser represents and warrants to, and covenants and agrees with, the Company as follows:

                    A. INVESTMENT PURPOSES. The Purchaser is purchasing the Securities for investment purposes only for its own account, and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof, except to the extent contemplated in the Registration Rights Agreement which is Exhibit D to this Agreement.

                    B. STATUS. The Purchaser and each of its equity owners is (i) an "accredited investor," as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors, to protect its own interests in connection with the transactions described in this Agreement and the related documents, (iv) able to afford the entire loss of its investment in the Series B Preferred Stock, and (v) is fully aware of the risks of any investment in the Company, including those set forth in "Risk Factors" in Amendment No. 2, dated January 19, 1999, to the Company's Registration Statement on Form SB-2, (Registration No. 333-58937) (the "Form SB-2").

                    C. RESALES. All subsequent offers and sales of the Series B Preferred Stock and the Common Stock issuable upon conversion or exercise of, or in lieu of dividend payments on, the Series B Preferred Stock, or upon exercise of the Warrants shall be made pursuant to an effective registration statement under the Securities Act or pursuant to an applicable exemption from registration.

                    D. RELIANCE. The Purchaser understands that the Series B Preferred Stock is being offered and sold to it in reliance upon exemptions from the registration requirements of the United States federal and state securities laws, and that the Company is relying upon the truth and accuracy of the Purchaser's representations and warranties, and the Purchaser's compliance with its agreements, each as set forth herein, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Series B Preferred Stock.

                    E. INVESTIGATION. The Purchaser acknowledges that in making its decision to purchase the Series B Preferred Stock, it has relied upon independent investigations made by it and its representatives, if any, and the Purchaser and such representatives, if any, have been provided access and the opportunity to examine all material, publicly available books and records of the Company, all material contracts and documents relating to this offering and have had an opportunity to ask questions of, and to receive answers from the Company or persons acting on its behalf concerning the terms and conditions of this offering. The Purchaser and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operations of the Company (including, without limitation, the Form SB-2, the Company's Form 10-KSB for the year ended July 31, 1998 (the "1998 Annual Report") and the Company's Form 10-QSB for the quarter ended October 31, 1998 ("Form 10-QSB"), and other materials relating to the offer and sale of the Securities which have been requested. The Purchaser and its advisors, if any, have received answers to any such inquiries which they have deemed to be satisfactory.

                    F. AUTHORITY. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser, enforceable in accordance with its terms, except to the extent that enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

                    G. PRIOR TRANSACTIONS. The Purchaser acknowledges that during the ten (10) business days immediately preceding its execution of this Agreement neither the Purchaser nor any of its affiliates has purchased or sold any securities of the Company, including entered into or closing any puts, calls, future transactions, short sales or other hedging or arbitrage transactions involving the securities of the Company.

               3.   REPRESENTATIONS OF THE COMPANY

                    The Company represents and warrants to each Purchaser that:

                    A. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Company's subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its respective jurisdiction. Each of the Company and its subsidiaries is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole.


                    B. CAPITALIZATION. On the date hereof, the authorized capital of the Company consists of 20,000,000 shares of Common Stock, par value $.10 per share and 1,000,000 shares of Preferred Stock, par value $.01 per share, of which as of December 31, 1998, 7,071,136 shares of Common Stock were issued and outstanding and of which 3,000 shares designated as Series A Convertible Preferred Stock were issued and outstanding.
          Schedule 1 hereto sets forth the options, warrants and
          ----------
          convertible securities of the Company (the "Derivative Securities") including in each case (i) the name and class of such Derivative Securities, (ii) the issue date of such Derivative Securities, (iii) the number of Shares of Common Stock of the Company into which such Derivative Securities are convertible as of the date hereof, (iv) the conversion or exercise price or prices of such Derivative Securities as of the date hereof and (v) the expiration date of any conversion or exercise rights held by the owners of such Derivative Securities.

                    C. CONCERNING THE PREFERRED STOCK. On the Closing Date, the shares of Series B Preferred Stock to be issued to the Purchasers, upon payment of the purchase price therefore, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities issuable to the Purchasers hereunder which have not been waived as of the date hereof.

                    D. CONCERNING THE COMMON STOCK. The Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Series B Preferred Stock, and upon exercise of the Warrants, when so issued, shall be duly and validly issued, fully paid and non-assessable, and will not subject the holder thereof to personal liability by reason of being such a holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Common Stock issuable to the Purchasers pursuant to the terms of the Series B Stock or the Warrants.

                    E. REPORTING COMPANY STATUS. The Company's Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    F. AUTHORIZED SHARES. The Company has legally available a sufficient number of authorized and unissued Common Stock as may be reasonably necessary to effect the conversion of the Series B Preferred Stock and the exercise of the Warrants.

                    G. LEGALITY. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Series B Preferred Stock and the Warrants. The issuance of the Series B Preferred Stock and the Warrants (and the Common Stock issuable upon conversion of, or in lieu of dividend payments on, the Series B Preferred Stock and exercise of the Warrants) have been duly and validly authorized by all necessary corporate action by the Company.

                    H. TRANSACTION AGREEMENTS. This Agreement, the Registration Rights Agreement, the form of which is attached hereto as Exhibit D (the "Registration Rights Agreement," and together with this Agreement and the Warrants, the "Primary Documents"), and the transactions contemplated thereby (including the filing of the Certificate of Designations with the Secretary of State of the State of Delaware), have been duly and validly authorized by the Company; this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Primary Documents, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company, enforceable in accordance with their respective terms, except to the extent that enforcement of each of the Primary Documents may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity.

                    I. NON-CONTRAVENTION. The execution and delivery of this Agreement, and each of the other Primary Documents, and the consummation by the Company of the other transactions contemplated by this Agreement and each of the other Primary Documents, does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which they or any of their properties or assets are bound, or any material existing applicable law, rule, or regulation or any applicable decree, judgment or order of any court, or United States federal or state regulatory body, administrative agency, or any other governmental body having jurisdiction over the Company, its subsidiaries, or any of their properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated by this Agreement or by the other Primary Documents.

                    J. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the entry into or the performance of this Agreement and the other Primary Documents, except (i) such authorizations, approvals and consents that have been obtained, and, (ii) authorizations, approvals, consents or orders of the Commission with respect to the Registration Statements referred to in the Registration Rights Agreement, which approvals and orders are not required to be obtained as of the Closing Date and will be obtained when required.

                    K. SEC FILINGS. Except to the extent disclosed to the Purchasers, none of the reports or documents (including amendments thereto) filed by the Company with the Commission since July 31, 1996 contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein, or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                    L. ABSENCE OF CERTAIN CHANGES. Since October 31, 1998, there has been no material adverse change and no material adverse development in the business properties, operations, financial condition, outstanding securities or results of operations of the Company except as disclosed in the Form SB-2, press releases and discussions between management of the Company and the Purchasers or their representatives.

                    M. TITLE TO PROPERTIES; LIENS AND ENCUMBRANCES. The Company has good and marketable title to all of its properties and assets, both real and personal, and has good title to all its leasehold interests, in each case subject only to mortgages, pledges, liens, security interests, conditional sale agreements, encumbrances or charges created in the ordinary course of business or to existing loan agreements.

                    N. PATENTS AND OTHER PROPRIETARY RIGHTS. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes necessary for the conduct of its business as now conducted, and such business does not conflict with or constitute an infringement on the rights of others.

                    O. PERMITS. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now conducted, the lack of which would materially and adversely affect the business or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or similar authority.

                    P. ABSENCE OF LITIGATION. Except as set forth in the Company's 1998 Annual Report, the Form 10-QSB and the Form SB-2, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, in which an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole, or the transactions contemplated by the Primary Documents, or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Primary Documents.

                    Q. NO DEFAULT. Each of the Company and its subsidiaries is not in default in the performance or observance of any material obligation, covenant or condition contained in any material indenture, mortgage, deed of trust or other instrument or agreement to which it is a party or by which it or its property may be bound.

                    R. TRANSACTIONS WITH AFFILIATES. Except as disclosed in the 1998 Annual Report and in the Company's reports on Form 10-QSB and the Form SB-2, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors or affiliates that, had they existed October 31, 1998, would have been required to be disclosed in the Form 10-QSB.

                    S. TAXES. All applicable tax returns required to be filed by the Company and each of its subsidiaries have been filed, or if not yet filed have been granted extensions of the filing dates which extensions have not expired, and all taxes, assessments, fees and other governmental charges upon the Company, its subsidiaries, or upon any of their respective properties, income or franchises, shown in such returns and on assessments received by the Company or its subsidiaries to be due and payable have been paid, or adequate reserves therefor have been set up if any of such taxes are being contested in good faith; or if any of such tax returns have not been filed or if any such taxes have not been paid or so reserved for, the failure to so file or to pay would not in the aggregate have a material adverse effect on the business or financial condition of the Company and its subsidiaries, taken as a whole.

                    T. INVESTMENT COMPANY ACT. The Company is not conducting, and does not intend to conduct its business in a manner which it would become, an "investment company" as defined in Section 3(a) of the Investment Company Act of 1940, as amended.

                    U. AGENT FEES. The Company has not incurred any liability for any finder's or brokerage fees or agent's commissions in connection with the offer and sale of the Series B Preferred Stock hereunder, except to the extent set forth in
          Section 4. j. hereof.

                    V. PRIVATE OFFERING. Subject to the accuracy of the Purchaser's representations and warranties set forth in Section 2 hereof, the offer, sale and issuance of the Series B Preferred Stock as contemplated by this Agreement are exempt from the registration requirements of the Securities Act. The Company agrees that neither the Company nor anyone acting on its behalf will offer any of the Series B Preferred Stock or the Warrants or any similar securities for issuance or sale, or solicit any offer to acquire any of the same from anyone so as to render the issuance and sale of the Securities subject to the registration requirements of the Securities Act. The Company has not offered or sold the Securities by any form of general solicitation or general advertising, as such terms are used in Rule 502(c) under the Securities Act.

                    W. FULL DISCLOSURE. Neither the representations and warranties of the Company set forth in this Agreement nor any information supplied to the Purchasers by the Company contains any untrue statement of a material fact or omit any material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, not misleading.

               4.   CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                    A.   TRANSFER RESTRICTIONS.  Each Purchaser
          acknowledges that (1) neither the Series B Preferred Stock, Common Stock nor the Warrants have been, and are not being, registered under the Securities Act and, except as provided in the Registration Rights Agreement, the Common Stock issuable upon conversion of the Series B Preferred Stock, or in lieu of dividend payments on, the Series B Preferred Stock, and upon exercise of the Warrants (the "Underlying Common Stock"), have not been and are not being registered under the Securities Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Purchaser shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to the effect that the Securities or the Underlying Common Stock to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities or the Underlying Common Stock made in reliance upon Rule 144 under the Securities Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of the Securities or the Underlying Common Stock under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the Securities Act, may require compliance with another exemption under the Securities Act and the rules and regulations of the Commission thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities or the Underlying Common Stock (other than pursuant to the Registration Rights Agreement) under the Securities Act or to comply with the terms and conditions of any exemption thereunder. The provisions of Section 4(a) and 4(b) hereof shall be binding upon any subsequent transferee of the Series B Preferred Stock or Warrants.

                    B. RESTRICTIVE LEGEND. Each Purchaser acknowledges and agrees that the Series B Preferred Stock or the Warrants, and, until such time as the Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of the Warrants shall have been registered under the Securities Act as contemplated by the Registration Rights Agreement and sold in accordance with such Registration Statement, such securities may be subject to a stop-transfer order placed against the transfer of such securities, and such shares shall bear a restrictive legend in substantially the following form:

                         THESE SECURITIES HAVE NOT BEEN REGISTERED
                         UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                    C. FILINGS. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Series B Preferred Stock to each Purchaser as required by United States Securities laws and regulations, or by any domestic securities exchange or trading market, including, if applicable, the filing of a notice on Form D (at such time and in such manner as required by the Rules and Regulations of the Commission), and to provide copies thereof to the Purchaser promptly after such filing or filings.

                    D. REPORTING STATUS. So long as any of the Purchasers beneficially owns any of the Securities, the Company shall file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and, except in connection with an acquisition transaction in which at least 50% of the Company's voting equity securities or substantially all of the assets of the Company are acquired by another entity, the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.

                    E. SECURITIES FILINGS. The Company shall from time to time promptly take such action as the Purchasers or any of their representatives, if applicable, may reasonably request to qualify (i) the Securities for offering and sale under the securities laws (other than United States federal securities laws) of such jurisdictions in the United States as shall be so identified to the Company and (ii) the Underlying Common Stock on the Nasdaq OTC Bulletin Board or such other trading system or exchange on which the Common Stock is then traded or listed, and to comply with such laws so as to permit the continuance of sales therein, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction.

                    F. USE OF PROCEEDS. The Company will use the proceeds from the issuance of the Series B Preferred Stock (excluding amounts paid by the Company for legal fees and $90,000 in finder's fees in connection with the sale of the Series B Preferred Stock and $10,000 in legal fees for counsel to the Purchasers) for general corporate purposes, repayment of $650,000 principal amount of notes from Sovereign Partners LP, and working capital.

                    G. RESERVATION OF COMMON STOCK. The Company will at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the conversion of the Series B Preferred Stock and the exercise of the Warrants. The Company will use its best efforts at all times to maintain a number of shares of Common Stock so reserved for issuance that is no less than the sum of (i) two (2) times the number that is then actually issuable upon the conversion of the Series B Preferred Stock and (ii) the number issuable upon exercise of the Warrants. The number of shares of Common Stock reserved for issuance by the Company upon conversion of the Series B Preferred Stock or upon exercise of the Warrants shall at all times be allocated pro rata among the Purchasers based upon the aggregate purchase price of the Securities purchased by each Purchaser, and no Purchaser may at any time convert its Series B Preferred Stock or exercise Warrants so as to obtain a greater number of Common Stock than its pro rata allocation of the Company's reserved Common Stock. In the event that a Purchaser shall sell or otherwise transfer, in whole or in part, any of its Securities (except for Common Stock of the Company subject to an effective registration statement under the Securities Act or otherwise freely tradable by such Purchaser), each transferee shall, for purposes of determining such transferee's allocation of the Company's reserved Common Stock, be allocated a pro rata portion of the initial purchase price paid by such Transferor upon its purchase of the Series B Preferred Stock.

                    H. DILUTION. The number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock may increase substantially in certain circumstances, including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines prior to the conversion of the Series B Preferred Stock. The Company's executive officers and directors have studied and fully understand the nature of the Securities being sold hereby and recognize that they have a potential dilutive effect. The Board of Directors of the Company has concluded, in its good faith business judgment, that such issuance is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the shares of Common Stock upon conversion of the Series B Preferred Stock is binding upon the Company and enforceable regardless of the dilutions such issuance may have on the ownership interests of other stockholders of the Company.

                    I. REIMBURSEMENT. If (i) any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by Primary Documents, or if such Purchaser impleaded in any such action, proceeding or investigation by any person, or (ii) any Purchaser, other than by reason of its gross negligence or willful misconduct or by reason of its trading of the Common Stock in a manner that is illegal under the federal securities laws, becomes involved in any capacity in any action, proceeding or investigation brought by the Commission against the Company or as a result of the consummation of the transactions contemplated by the Primary Documents, or is such Purchaser is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which such Purchaser is a named party, the Company will pay such Purchaser the reasonable charges for the time of any officers or employees of such Purchaser devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or other otherwise with respect to inquiries, hearing, trials and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this Section shall be in addition to any liability which the Company under this Section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Purchasers who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such person. The Company, also agrees that neither any Purchaser nor any such affiliate, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Primary Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser, or from the misstatement of any representations or warranties by the Purchaser in this Agreement.

               5.   TRANSFER AGENT INSTRUCTIONS.

                    A. The Company warrants that no instruction, other than the instructions referred to in this Section 5 and stop transfer instructions to give effect to Sections 4(a) and 4(b) hereof prior to the registration and sale of the Underlying Common Stock under the Securities Act, will be given by the Company to the transfer agent and that such Common Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement, and applicable law. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Securities or the Underlying Common Stock. If a Purchaser provides the Company with an opinion of counsel reasonably satisfactory (as to both the identity of such counsel and the content of such opinion) to the Company that registration of a resale by the Purchaser of any of the Securities or Underlying Common Stock in accordance with clause (1)(B) of
          Section 4(a) of this Agreement is not required under the Securities Act, the Company shall (except as provided in clause
          (2) of Section 4(a) of this Agreement) permit the transfer of the Securities or the Underlying Common Stock and, in the case of the Common Stock, promptly instruct the Company's transfer agent to issue one or more certificates for Common Stock without legend in such names and in such denominations as specified by the Purchaser.

                    B. The Company will permit each Purchaser to exercise its right to convert the Series B Preferred Stock or to exercise the Warrants by faxing an executed and completed Notice of Conversion or Form of Election to Purchase, as applicable, to the Company, and delivering within five (5) business days thereafter, the original Notice of Conversion (and the related original Series B Preferred Stock) or Form of Election to Purchase (and the related original Warrants) to the Company by hand delivery or by express courier, duly endorsed. Each date on which a Notice of Conversion or Form of Election to Purchase is faxed to and received in accordance with the provisions hereof shall be deemed a "Conversion Date." The Company (or its transfer agent) will transmit the certificates representing the Common Stock issuable upon conversion of the Series B Preferred Stock or upon exercise of any Warrants (together with the Series B Preferred Stock not so converted, or the Warrants not so exercised) to such Purchaser via express courier as soon as practicable, but in all events no later than the later to occur of (the "Delivery Date") (i) seven
          (7) business days after the Conversion Date and (ii) five (5) business days after receipt by the Company of the original Notice of Conversion (and the related original Series B Preferred Stock) or Form of Election to Purchase (and the related original Warrants), as applicable. For purposes of this Agreement, such conversion of the Series B Preferred Stock or exercise of the Warrants shall be deemed to have been made immediately prior to the close of business on the Conversion Date.

                    C. In lieu of delivering physical certificates representing the Common Stock issuable upon the conversion of the Series B Preferred Stock or exercise of the Warrants, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer program, on the written request of a Purchaser who shall have previously instructed such Purchaser's prime broker to confirm such request to the Company's transfer agent, the Company shall use commercially reasonable efforts to cause its transfer agent to electronically transmit such Common Stock to the Purchaser by crediting the account of the Purchaser's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system no later than the applicable Delivery Date.

                    D. The Company shall pay any payments incurred under this Section 5 in immediately available funds upon demand. Nothing herein shall limit a Purchaser's right to pursue actual damages for the Company's failure to issue and deliver shares of Common Stock to such Purchaser. Furthermore, in addition to any other remedies which may be available to such Purchaser, in the event that the Company fails for any reason to effect delivery of such Common Stock within five (5) business days after the relevant Delivery Date, the Purchaser will be entitled to revoke the relevant Notice of Conversion or Form of Election to Purchase by delivering a notice to such effect to the Company, whereupon the Company and such Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion or Form of Election to Purchase. For purposes of this Section 5, "business day" shall mean any day in which the financial markets of New York are officially open for the conduct of business therein.

               6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO ISSUE THE
                    SECURITIES.

               The Purchaser understands that the Company's obligation to issue the Securities on the Closing Date to the Purchasers pursuant to this Agreement is conditioned upon:

                    A.   The accuracy on the Closing Date of the
          representations and warranties of the applicable Purchaser contained in this Agreement and the performance by the Purchasers on or before such Closing Date of all covenants and agreements of the applicable Purchasers required to be performed on or before such Closing Date.

                    B. The absence or inapplicability of any and all laws, rules or regulations prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

               7. CONDITIONS TO THE PURCHASERS' OBLIGATION TO PURCHASE THE SECURITIES.

               The Company understands that each Purchaser's obligation to purchase the Securities on the Closing Date is conditioned upon:

                    A.   The accuracy on the Closing Date of the
          representations and warranties of the Company contained in this Agreement, and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date.


                    B. The Company shall have duly filed the Certificate of Designations, in substantially the form attached hereto as Exhibit B, with the offices of the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law.

                    C. The Company shall have executed and delivered a signed counterpart to the Registration Rights Agreement.

                    D. On the Closing Date, the Purchasers shall have received from the Company such other certificates and documents as they or their representative, if applicable, shall reasonably request, and all proceedings taken by the Company in connection with the Primary Documents contemplated by this Agreement and the other Primary Documents and all documents and papers relating to such Primary Documents shall be satisfactory to the Purchasers.

                    E. On the Closing Date or Additional Closing Date, as the case may be, the Purchaser shall have received an opinion of counsel for the Company, dated the Closing Date or Additional Date, in form, scope, and substance reasonably satisfactory to the Purchaser, to the effect set forth in Exhibit E attached hereto.

               8.   EXPENSES.

               The Company covenants and agrees with the Purchasers that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance of the Securities,
          (b) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(e) hereof, and (c) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section 8.


               9.   GOVERNING LAW; MISCELLANEOUS.

               This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Wilmington or the state courts of the State of Delaware sitting in the City of Wilmington in connection with any dispute arising under this Agreement or any of the Primary Documents, and hereby waives, to the maximum extent permitted by law, any objection, including any objections based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or enforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement shall inure to the benefit of, and be binding upon the successors and assigns of each of the parties hereto, including any transferees of the Securities. Any Purchaser of Series B Preferred Stock in a closing taking place following the Initial Closing Date may become a party to this Agreement by executing a counterpart to this Agreement on the applicable Closing Date. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

               10.  NOTICES.

               Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with an internationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:          AMERICAN ELECTROMEDICS CORP.
                            13 Columbia Drive
                            Suite 5
                            Amherst, New Hampshire  03031
                            ATT: Michael T. Pieniazek, President
                            Tel:   (603) 880-6300
                            Fax:  (603) 880-6390

                            WITH COPIES TO:

                            THELEN REID & PRIEST LLP
                            40 West 57th Street
                            New York, NY  10019
                            ATT.: Bruce A. Rich, Esq.
                            Tel:   212-603-6780
                            Fax:  212-603-2001

          PURCHASERS:       At the addresses set forth on the signature
                            page of this Agreement, as such addresses may be updated from time to time by each of the Purchasers.
                            WITH COPIES TO:

                            Krieger & Prager, Esqs.
                            319 Fifth Avenue
                            New York, New York  10016
                            Tel:  212-689-3322
                            Fax:  212-213-2077

               11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                    The representations and warranties of the Company and each of the Purchasers shall survive the execution and delivery of this Agreement and the delivery of the Series B Preferred Stock for a period of two (2) years.

                    IN WITNESS WHEREOF, this Agreement has been duly executed by each of the undersigned.


                                        AMERICAN ELECTROMEDICS CORP.


                                        By:
                                            ------------------------
                                            Michael T. Pieniazek
                                            President

                                        "PURCHASERS"


                                        By:____________________________
                                           Name:
                                           Title:

          EXHIBIT A                     PURCHASERS

          EXHIBIT B                     FORM OF CERTIFICATE OF DESIGNATIONS

          EXHIBIT C                     FORM OF WARRANT

          EXHIBIT D                     REGISTRATION RIGHTS AGREEMENT

          EXHIBIT E                     FORM OF OPINION OF COUNSEL